EXHIBIT 10.1

MANATRON, INC.,
1989 STOCK OPTION PLAN

          1.          Purpose. The purpose of the Manatron, Inc., 1989 Stock Option Plan is to provide a continuing, long-term incentive to selected eligible directors, officers and key employees of Manatron, Inc. (the "Corporation"), and of any subsidiary corporation of the Corporation (the "Subsidiary"), as herein defined; to provide a means of rewarding outstanding performance and to enable the Corporation to maintain a competitive position to attract and retain key personnel necessary for continued growth and profitability.

          2.          Definitions. The following words and phrases as used herein shall have the meanings set forth below:

              2.1          "Board" shall mean the Board of Directors of the Corporation.

              2.2          "Change in Control" shall mean the time at which any entity, person or group (other than the Corporation, any subsidiary of the Corporation or any savings, pension or other benefit plan for the benefit of any employees of the Corporation or its subsidiaries) which prior to such time beneficially owned less than 20 percent of the then-outstanding Common Stock acquires such additional shares of Common Stock in one or more transactions, or a series of transactions, such that following such transaction or transactions such entity, person or group beneficially owns, directly or indirectly, 20 percent, or more, of the outstanding Common Stock.

              2.3          "Code" shall mean the Internal Revenue Code of 1986, as amended.

              2.4          "Committee" shall mean the Human Resources Committee of the Board, or such other committee of the Board as may be designated by the Board, from time to time, for the purpose of administering this plan as contemplated by Section 4 hereof.

              2.5          "Common Stock" shall mean the common stock, no par value, of the Corporation.

              2.6          "Corporation" shall mean Manatron, Inc., a Michigan corporation.

              2.7          "Fair Market Value" of any security on any given date shall be determined by the Committee as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the NASDAQ National Market System), the last reported sales price on the principal such exchange on the date in question, or if such security shall not have been traded on such principal exchange on such date, the last reported sales price on principal such exchange on the date in question, or if such security shall not have been traded on principal such exchange on such date, the last reported sales price on such principal exchange on the lst day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the NASDAQ National Market System) but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the lst day prior thereto on which such prices existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

              2.8          "ISO" shall mean any stock option granted pursuant to this Plan as an "incentive stock option" within the meaning of Section 422A of the Code.

              2.9          "NQO" shall mean any stock option granted pursuant to this Plan which is not an ISO.

              2.10          "Option" shall mean any stock option granted pursuant to this Plan, whether an ISO or a NQO.

              2.11          "Optionee" shall mean any person who is the holder of an Option granted pursuant to this Plan.

              2.12          "Plan" shall mean this 1989 Stock Option Plan of the Corporation.

              2.13          "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Corporation under Section 425(f) of the Code.

          3.          Shares Available Under Plan. A maximum of 100,000 shares of the Common Stock of the Corporation (subject to adjustment in accordance with Paragraph 8 below) may be subject to the exercise of Options granted under the Plan. Such shares shall be authorized shares and may be either unissued shares or shares previously acquired or to be acquired by the Corporation. If an Option is canceled, surrendered, modified, exchanged for a substitute option, or expires or terminates during the term of the Plan but prior to the exercise of the Option in full, the shares subject to but not delivered under such Option shall be available for Options subsequently granted.

          4.          Administration.

              4.1          The Plan will be administered by a Committee of at least three members selected by the Board, and who have not at any time during the 12-month period before service on the Committee, been eligible to receive any Option under the Plan or under any other benefit plan of the Corporation or any of its affiliates entitling the participants therein to acquire stock or stock options of the Corporation or any of its Subsidiaries. No Options shall be granted to any Committee member during his tenure on the Committee.

              4.2          The Committee will have plenary authority, subject to provision of the Plan, to determine when and to whom Options will be granted, the term of each Option, the number of shares covered by it, and any other terms or conditions of each Option. The Committee may also amend outstanding Options, consistent with the Plan, provided that no such amendment may be effective without the consent of the Optionee except to the extent that such amendment operates solely to the benefit of the Optionee. The Committee shall determine with respect to each grant of an Option whether a participant shall receive an ISO or a NQO. The number of shares, the term and the other terms and conditions of a particular kind of Option need not be the same, even as to options granted at the same time. The Committee's recommendations regarding option grants and terms and conditions thereof will be conclusive.

              4.3          The Committee will have the sole responsibility for construing and interpreting the Plan, for establishing and amending any rules and regulations as it deems necessary or desirable for the proper administration of the Plan and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of or about the construction, administration, interpretation and effect of the Plan and of its rules and regulations will, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and will be conclusive and binding on all Optionees, all successors, and any other person, whether that person is claiming under or through any Optionee or otherwise.

              4.4          The Committee will designate one of its members as chairman. It will hold its meetings at the times and places as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee will be made by a majority of its members. Any determination reduced to writing and signed by all members will be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, who need not be a member of the Committee, and may make such rules and regulations for the conduct of its business as it may deem advisable.

              4.5          No member of the Committee will be liable, in the absence of bad faith, for any act or omission with respect to his services on the Committee. Members of the Committee will be entitled to indemnification and reimbursement as Board members pursuant to its Bylaws.

              4.6          The Committee will regularly inform the Board as to its actions with respect to all Options granted under the Plan and the terms and conditions of any such Options in any manner, at any times and in any form as the Board may reasonably request.

              4.7          Any other provision of the Plan to the contrary notwithstanding, the Committee is authorized to take such action as it, in its discretion, may deem necessary or advisable and fair and equitable to Optionees in the event of: a Change in Control of the Corporation; a tender, exchange or similar offer for all or any part of the Common Stock made by any entity, person or group (other than the Corporation, any Subsidiary of the Corporation or any savings, pension or other benefit plan for the benefit of employees of the Corporation or its Subsidiaries); a merger of the Corporation into, a consolidation of the Corporation with or an acquisition of the Corporation by another corporation or a sale or transfer of all or substantially all of the Corporation's assets. Such action, in the Committee's discretion, may include (but shall not be deemed limited to): establishing, amending or waiving the forms, terms, conditions or duration of Options so as to provide for earlier, later, extended or additional terms for exercise of the whole, or any installment, thereof; alternate forms of payment or other modifications. The Committee may take any such actions pursuant to this Section 4.7 by adopting rules or regulations of general applicability to all Optionees, or to certain categories of Optionees; by amending or waiving terms and conditions in stock option agreements; or by taking action with respect to individual Optionees. The Committee may take any such actions before or after the public announcement of any such Change in Control, tender offer, exchange offer, merger, consolidation, acquisition or sale or transfer of assets.

          5.          Participants.

              5.1          Participation in this Plan shall be limited to directors, corporate officers and other key personnel of the Corporation or of a Subsidiary. The Committee shall determine whether or not a given individual is eligible to participate in this Plan.

              5.2          Subject to other provisions of this Plan, Options may be granted to the same participants on more than one occasion.

              5.3          The Committee's determinations under the Plan (including, without limitation, determination of the persons to receive Options, the form, amount and type of such Options, and the terms and provisions of Options) need not be uniform and may be made selectively among otherwise eligible participants, whether or not the participants are similarly situated.

          6.          Terms and Conditions.

              6.1          Each Option granted under the Plan shall be evidenced by a written agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Corporation may deem appropriate.

              6.2          Each Option agreement shall specify the period for which the Option thereunder is granted (which in no event shall exceed ten years from the date of the grant for options granted pursuant to Sections 6.3(a) and 6.3(c) hereof and five years from the date of grant for Options granted pursuant to 6.3(b) hereof) and shall provide that the Option shall expire at the end of such period; provided, however, the term of each Option shall be subject to the power of the Committee, among other things, to accelerate or otherwise adjust the terms for exercise of Options pursuant to Section 4.7 hereof in the event of the occurrence of any of the events set forth therein.

              6.3          The exercise price per share shall be determined by the Committee at the time any Option is granted and shall be determined as follows:

                    (a)          For employees who do not own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than 100 percent of Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

                    (b)          For employees who own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary, the ISO exercise price per share shall not be less than 110 percent of the Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

                    (c)          For all directors and employees, the NQO exercise price per share shall not be less than 100 percent of the Fair Market Value of the Common Stock of the Corporation on the date the Option is granted, as determined by the Committee.

              6.4          The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an ISO under this Plan or any other plan of the Corporation or its Subsidiaries is exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

              6.5          An Option shall be exercisable at such time or times, and with respect to such minimum number of shares, as may be determined by the Committee at the time of the grant. The Option agreement may require, if so determined by the Committee, that no part of the Option may be exercised until the Optionee shall have remained in the employ of the Corporation or of a Subsidiary for such period after the date of the Option as the Committee may specify.

              6.6          The Corporation may prescribe the form of legend which shall be affixed to the stock certificate representing shares to be issued and the shares shall be subject to the provisions of any repurchase agreement or other agreement restricting the sale or transfer thereof. Such agreements or restrictions shall be noted on the certificate representing the shares to be issued.

          7.          Exercise of Option.

              7.1          Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice thereof, delivered to the Secretary of the Corporation (or such other person as he may designate). The notice shall state the number of shares with respect to which the Option is being exercised and shall be accompanied by payment in full for the number of shares so designated. Shares shall be registered in the name of the Optionee unless the Optionee otherwise directs in his or her notice of election.

              7.2          Payment shall be made to the Corporation either (i) in cash, including certified check, bank draft or money order; (ii) at the discretion of the Corporation, by delivering Corporation Common Stock already owned by the participant or a combination of Common Stock and cash or (iii) at the discretion of the Corporation, by delivering a promissory note, containing such terms and conditions as are acceptable to the Corporation, for all or a portion of the purchase price of the shares so purchased. With respect to (ii), the Fair Market Value of stock so delivered shall be determined as of the date immediately preceding the date of exercise.

              7.3          Upon notification of the amount due and prior to, or concurrently with, the delivery to the Optionee of a certificate representing any shares purchased pursuant to the exercise of an Option, the Optionee shall promptly pay to the Corporation any amount necessary to satisfy applicable federal, state or local tax requirements.

          8.          Adjustments of Option Stock. If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization, merger, reorganization, consolidation, combination, or exchange of shares, the aggregate number and class of shares available under the Plan, and subject to each Option, together with the Option prices, shall be appropriately adjusted. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such subdivision or combination retroactive to the record date, if any, for such subdivision or combination. No fractional shares shall be issued pursuant to the Plan, and any fractional shares resulting from adjustments shall be eliminated from the respective Options.

          9.          Assignments. Any Option granted under this Plan shall be exercisable only by the Optionee to whom granted during his or her lifetime and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          10.          Severance; Death; Disability. An Option shall terminate, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Corporation or by a Subsidiary except that:

              10.1          If the Employment of the Optionee is terminated by any reason other than his or her death or disability, the Optionee may, at any time within not more than three months after termination of his or her employment, exercise his or her Option rights, but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment; provided, however, that if the employment is terminated by deliberate, willful or gross misconduct as determined by the Committee, all rights under the Option shall terminate and expire upon such termination of employment.

              10.2          If the Optionee dies while in the employ of the Corporation or a Subsidiary, or within not more than three months after termination of his or her employment, the Optionee's rights under the Option may be exercised at any time within three months following such death by his or her personal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution.

              10.3          If the employment of the Optionee is terminated because of permanent disability, the Optionee, or his or her legal representative, may at any time within not more than one year after termination of his or her employment, exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment.

              10.4          Notwithstanding anything contained in Sections 10.1, 10.2 and 10.3 to the contrary, no Option rights shall be exercisable by anyone after the expiration of the term of the Option.

              10.5          Transfers of employment between the Corporation and a Subsidiary, or between Subsidiaries, or termination of employment with continued service as a director, will not constitute termination of employment for purposes of any Option granted under this Plan. The Committee may specify in the terms and conditions of an Option whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Option and the Plan.

          11.          Rights of Participants. Neither a participant nor the personal representatives, heirs or legatees of such participant shall be or have any of the rights or privileges of a shareholder of the Corporation in respect of any of the shares issuable upon the exercise of an Option granted under this Plan, unless and until certificates representing such shares shall have been issued and delivered to the participant or to such personal representatives, heirs or legatees.

          12.          Securities Registration. If any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Corporation or the participant to take any action in connection with the exercise of an Option, then notwithstanding any contrary provision of an Option agreement or this Plan, the date for exercise of such Option and the delivery of the shares purchased thereunder shall be deferred until the completion of the necessary action. In the event that the Corporation shall deem it necessary, the Corporation may condition the grant or exercise of an Option granted under this Plan upon the receipt of a satisfactory certificate that the Optionee is acquiring the Option or the shares obtained by exercise of the Option for investment purposes and not with the view or intent to resell or otherwise distribute such Option or shares. In such event, the stock certificate evidencing such shares shall bear a legend referring to applicable laws restricting transfer of such shares. In the event that the Corporation shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any shares with respect to which an Option shall have been granted or exercised, then the participant shall cooperate with the Corporation and take such action as is necessary to permit registration or qualification of such Options or shares.

          13.          Duration and Amendment.

              13.1          There is no express limitation upon the duration of the Plan, except for the requirement of the Code that all ISO's must be granted within ten years from the date the Plan is adopted by the Board.

              13.2          The Board may terminate or may amend the Plan at any time, provided, however, that the Board may not, without approval of the stockholders of the Corporation, (i) increase the maximum number of shares as to which Options may be granted under the Plan, (ii) permit the granting of Options at less than 100 percent of Fair Market Value at time of grant or (iii) change the class of participants eligible to receive Options under the Plan.

          14.          Approval of Shareholders. This plan was adopted by the Board of Directors on July 19, 1989. This Plan is expressly subject to approval of the holders of a majority of the outstanding shares of Common Stock of the Corporation, and if it is not so approved on or before one year after the date of adoption of this Plan by the Board, this Plan shall not come into effect, and any Options granted pursuant to this Plan shall be deemed canceled.

          15.          No Obligation. The granting of an Option to a participant under this Plan shall impose no obligation on the Corporation to continue the employment or directorship of any participant and shall not lessen or affect the right of the Corporation to terminate the employment or directorship of the participant.

          16.          Other Options. Nothing in the Plan will be construed to limit the authority of the Corporation to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association or other entity, or to grant options to, or assume options of, any person for the acquisition by purchase, lease, merger, consolidation or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.